Exhibit 10.1

GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC.

OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN

ARTICLE I

Definitions

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

(a) “Company” shall mean Gateway Financial Holdings of Florida, Inc., a Florida corporation.

(b) “Board” or “Board of Directors” shall mean the board of directors of the Company.

(c) “Change of Control” shall be deemed to have occurred if an entity or person (including a “Group”) as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner after such date of shares of Company Stock having 50% or more of the total number of votes that may be cast for the election of directors of the Company or the sale by the Company of all or substantially all its assets.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended, unless otherwise specifically provided herein.

(e) “Employee” shall mean any individual who is employed with the Company or a Subsidiary as an officer or employee.

(f) “Incentive Stock Option” shall have the meaning given to it by Section 422 of the Code.

(g) “Nonemployee Director” shall mean a member of the Board who is not an Employee.

(h) “Nonstatutory Stock Option” shall mean any Option granted by the Company pursuant to this Plan which is not an Incentive Stock Option.

(i) “Option” shall mean an option to purchase Stock granted by the Company pursuant to the provisions of this Plan.

(j) “Option Price” shall mean the purchase price of each share of Stock subject to Option, as defined in Section 5.2 hereof.

(k) “Optionee” shall mean an Employee who has received an Option granted by the Company hereunder.

(l) “Plan” shall mean this Gateway Financial Holdings of Florida, Inc. Officers’ and Employees’ Stock Option Plan.

(m) “Service” shall mean the tenure of an individual as an Employee of the Company or a Subsidiary.

(n) “Stock” shall mean the common stock of the Company, par value $5.00 per share, or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

(o) “Stock Option Agreement” shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the Plan.

(p) “Stock Option Committee” shall mean such Board committee as may be designated by the Board to administer the Plan.

(q) “Subsidiary” shall mean any corporation or other entity which qualifies as a subsidiary of a corporation under the definition of “subsidiary corporation” contained in Section 424(f) of the Code.

ARTICLE II

The Plan

2.1 Name. This plan shall be known as the “Gateway Financial Holdings of Florida, Inc. Officers’ and Employees’ Stock Option Plan.”

2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to the Employees an opportunity to acquire or increase their proprietary interest in the Company by the grant of Options to such Employees under the terms set forth herein. By thus encouraging such Employees to become owners of Stock of the Company, the Company seeks to motivate, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends.

2.3 Effective Date. The Plan shall become effective on the later of (i) the approval of this Plan by the holders of a majority of the outstanding shares of Stock or (ii) the commencement by a Subsidiary of banking operations.

2.4 Participants. Only Employees of the Company or a Subsidiary shall be eligible to receive Options under the Plan.

ARTICLE III

Plan Administration

3.1 Stock Option Committee. This Plan shall be administered by the Stock Option Committee.

3.2 Power of the Stock Option Committee. The Stock Option Committee shall have full authority and discretion: (a) to determine, consistent with the provisions of this Plan, which of the Employees will be granted Options to purchase any shares of Stock which may be issued and sold hereunder as provided in Section 4.1 hereof, the times at which Options shall be granted, and the number of shares of Stock covered by each Option; (b) to determine whether the Options granted pursuant to this Plan shall be Incentive Stock Options or Nonstatutory Stock Options; (c) to construe and interpret the Plan; (d) to determine the terms and provisions of each respective Stock Option Agreement, which need not be identical; and (e) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding upon all persons for all purposes. Unless otherwise indicated by the Stock Option Committee, Options granted pursuant to this Plan shall be Incentive Stock Options.

ARTICLE IV

Shares of Stock Subject to Plan

4.1 Limitations. Subject to adjustment pursuant to the provisions of Section 4.3 hereof, the number of shares of Stock which may be issued and sold hereunder pursuant to Stock Option Agreements shall not exceed Three Hundred Fifty Four Thousand Seven Hundred Seventy (354,770) shares. Shares issued pursuant to the exercise of Options shall be issuable only from authorized and unissued shares.

4.2 Options Granted Under Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for Option hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, then the Stock Option Committee shall have the discretion to grant new Options to Optionees hereunder covering the number of shares to which such terminated Options related.

4.3 Stock Adjustments; Mergers and Combinations. Notwithstanding any other provision in this Plan, if the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares set forth in Section 4.1 shall be proportionately and appropriately adjusted by the Stock Option Committee. If the Company continues in existence, the number and kind of shares that are subject to any Option and the Option Price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the Company will not remain in existence or a majority of its stock will be purchased or acquired by a single purchaser or group of purchasers acting together, then the Stock Option Committee may (i) declare that all Options shall terminate 30 days after the Stock Option Committee gives written notice to all Optionees of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionees that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Stock Option Committee to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or (iii) some combination of aspects of (i) and (ii). The determination by the Stock Option Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

4.4 Acceleration of Option Exercise. Subject to Section 4.3, upon dissolution or liquidation of the Company, any merger or combination in which the Company is not a surviving corporation, or sale of substantially all of the assets of the Company is involved, or upon any Change of Control, the Optionee shall have the right to exercise his Option thereafter in whole or in part notwithstanding the provisions of Section 5.3 hereof, to the extent that it shall not have been exercised.

ARTICLE V

Options

5.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting of the Stock Option Committee authorizing the same and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Stock Option

Agreement shall set forth such terms and conditions as may be determined by the Stock Option Committee to be consistent with the Plan and shall indicate whether the Option that it evidences is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

5.2 Option Price. Subject to adjustment pursuant to the provisions of Section 4.3 hereof, the Option Price of each share of Stock subject to Option shall be the greater of Ten and 00/100 Dollars ($10.00) or the fair market value of the Stock on the date of grant. If the Stock is publicly held and actively traded in an established market on the date of grant, then the fair market value of the Stock on the date of grant shall be determined by the Board of Directors by any reasonable method using market quotations. If the Stock is not publicly held and actively traded in an established market on the date of grant, then the fair market value of the Stock on the date of grant shall be determined in good faith by the Board of Directors using any reasonable method (and the book value of such shares may be substituted for the fair market value). Notwithstanding the foregoing, at no time shall the exercise price be less than the fair market value of the shares on the date the Option is granted or the par value thereof as determined by the Board of Directors.

5.3 Option Exercise. Options may be exercised in whole or in part from time to time with respect to whole shares only, within the period permitted for the exercise thereof. Each Option shall become exercisable in the following manner:

(i)	On the fourth anniversary of the date of grant of the Options, thirty-three percent (33%) of the Options shall be exercisable;

(ii)	On the fifth anniversary of the date of grant of such Options, sixty-six percent (66%) of the Options shall be exercisable; and

(iii)	On the sixth anniversary of the date of grant of such Options and thereafter, such Options shall be exercisable as to all shares covered by such Options.

Notwithstanding any other provision in this Plan, no option granted under the Plan may be exercised more than ten (10) years after the date on which it is granted. Options shall be exercised by: (i) written notice of intent to exercise the Option with respect to a specific number of shares of Stock which is delivered by hand delivery or registered or certified mail, return receipt requested, to the Company at its principal office; and (ii) payment in full (by a check or money order payable to “Gateway Financial Holdings of Florida, Inc.”) to the Company at such office of the amount of the Option Price for the number of shares of Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash the full amount of all federal, state, and local withholding or other employment taxes, if any, applicable to the taxable income of the Optionee resulting from such exercise, and any sales, transfer, or similar taxes imposed with respect to the issuance or transfer of shares of Stock in connection with such exercise.

5.4 Nontransferability of Option. No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him or by his legal guardian or personal representative, or by an individual holding on behalf of the Optionee a valid Durable Power of Attorney.

5.5 Effect of Death, Disability, Retirement, or Other Termination of Service.

(a)	If an Optionee’s Service with the Company and its Subsidiaries shall be terminated for “cause,” as defined in Section 5.5(b) hereof, then no Options held by such Optionee, which are unexercised in whole or in part, may be exercised on or after the date on which such Optionee is first notified in writing by the Company or its Subsidiaries of such termination for cause.

(b)

For purposes of this Section 5.5, termination for “cause” shall mean termination for the Optionee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, violation of any law, rule, or regulation (other than traffic violations or similar offenses), violation of any agreement or order with any Company regulatory agency, or failure by the Optionee to perform his stated duties.

(c)

If an Optionee’s Service with the Company and its Subsidiaries shall be terminated for any reason other than for cause (as defined in Section 5.5(b) hereof) and other than the retirement after age sixty-five (65) or the disability (as defined in Section 5.5(e) hereof) or death of the Optionee, then no Options held by such Optionee, which are unexercised in whole or in part, may be exercised on or after such termination of Service.

(d)

If an Optionee’s Service with the Company and its Subsidiaries shall be terminated by reason of retirement after age sixty-five (65) or the death or disability (as defined in Section 5.5(e) hereof) of the Optionee, then the Optionee or personal representative or administrator of the estate of the Optionee or the successor Trustee of the Optionee’s Trust containing dispositive provisions, or the person or persons to whom an Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee’s will or the laws of descent and distribution, as the case may be, shall have the right to exercise the Optionee’s Options for ninety (90) days after the date of such termination (one year in the case of death or disability), and to the extent of the full amount of the shares subject to such Options.

(e)

For purposes of this Section 5.5, the terms “disability” and “disabled” shall mean the inability of the Optionee by reason of illness or physical or mental disability to perform the employment duties required of the Optionee (as determined by the Company) for a period of 90 consecutive days.

(f)

No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

5.6 Rights as Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares of Stock subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

5.7 Investment Intent. Upon or prior to the exercise of all or any portion of an Option, the Optionee shall furnish to the Company in writing such information or assurances as, in the Company’s opinion, may be necessary to enable it to comply fully with the Securities Act of 1933, as amended, and the rules and regulations thereunder and any other applicable statutes, rules, and regulations. Without limiting the foregoing, if a registration statement is not in effect under the Securities Act of 1933, as amended, with respect to the shares of Stock to be issued upon exercise of an Option, the Company shall have the right to require, as a condition to the exercise of such Option, that the Optionee represent to the Company in writing that the shares to be received upon exercise of such Option will be acquired by the Optionee for investment and not with a view to distribution and that the Optionee agree, in writing, that such shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel reasonably acceptable to it to the effect that such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended. The Company shall have the right to endorse on certificates representing shares of Stock issued upon exercise of an Option such legends referring to the foregoing representations and restrictions or any other applicable restrictions on resale or disposition as the Company, in its discretion, shall deem appropriate.

ARTICLE VI

Incentive Stock Options

6.1 Requirements. All Incentive Stock Options granted pursuant to the terms of this Plan shall be subject to the additional limitations and restrictions as set forth in the Code and in this Article VI. Any Option granted pursuant to this Plan which does not fulfill all of the provisions of this Article VI shall not be an Incentive Stock Option and thus shall be a Nonstatutory Stock Option.

6.2 Grant Period. All Incentive Stock Options granted hereunder must be granted within ten (10) years from the earlier of: (a) the date the Plan is adopted by the Board; or (b) the date the Plan is approved by the shareholders of the Company.

6.3 Eligibility. The Stock Option Committee shall determine which Employees shall receive Incentive Stock Options. No member of the Stock Option Committee is eligible to receive Incentive Stock Options. Incentive Stock Options may not be granted to any Employee who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless: (a) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of its grant; and (b) the Option Price of the shares covered by such Incentive Stock Option is not less than one hundred and ten percent (110%) of the fair market value of such shares on the date that such Incentive Stock Option is granted.

6.4 Special Rule Regarding Exercisability. If, for any reason, any Option granted hereunder which is intended to be an Incentive Stock Option shall exceed the limitation on exercisability contained in the Code at any time, such Options shall nevertheless be exercisable, but: (a) any exercise of such Option shall be deemed to be an exercise of an Incentive Stock Option first until the portion of such Option qualifying as an Incentive Stock Option shall have been exercised in full; and (b) the portion of such Option in excess of the foregoing limitation on exercisability shall be deemed to be a Nonstatutory Stock Option.

ARTICLE VII

Nonstatutory Stock Options

The Stock Option Committee may grant Nonstatutory Stock Options under this Plan. Such Nonstatutory Stock Options must fulfill all of the requirements of all provisions of this Plan except for those contained in Article VI hereof. Subject to the approval and acceptance of the Stock Option Committee, any Employee who is granted a Nonstatutory Stock Option pursuant to this Plan shall be entitled to elect to surrender all or any part of such Nonstatutory Stock Option to the Company and receive, in exchange, an Incentive Stock Option covering the same number of shares as those with respect to which the Nonstatutory Stock Option was surrendered. Any such election shall be valid and effective only upon its approval and acceptance by the Stock Option Committee.

ARTICLE VIII

Stock Certificates

The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or of any portion thereof, prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;

(b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory agency, which the Company shall in its sole discretion determine to be necessary or advisable;

(c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Company shall in its sole discretion determine to be necessary or advisable; and

(d) The lapse of such reasonable period of time following the exercise of the Option as the Company from time to time may establish for reasons of administrative convenience.

ARTICLE IX

Termination, Amendment, and Modification of Plan

The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholders of the Company may increase the total number of shares of Stock subject to the Plan except as contemplated in Section 4.3 hereof or alter the class of persons eligible to receive Options under the Plan, and provided further that no termination, amendment, or modification of the Plan shall without the written consent of the Optionee of such Option adversely affect the rights of the Optionee with respect to an Option or the unexercised portion thereof.

Notwithstanding any other provision of this Plan, the Company’s primary federal Company regulator shall at any time have the right to direct the Company to require Optionees to exercise their Options or forfeit their Options if the Company’s capital falls below the minimum requirements, as determined by such federal Company regulator.

ARTICLE X

Miscellaneous

10.1 Service. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any Employee the right to continue in the Service of the Company or any Subsidiary.

10.2 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation for directors, officers, or employees of the Company or any Subsidiary.

10.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

10.4 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

10.5 Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of Florida.

10.6 Headings, etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

10.7 Severability. If any provision or provisions of this Plan shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the undersigned President and Chief Executive Officer of the Company has signed this Plan for and on behalf of the Company.

By:	/s/ David K. Maholias
David K. Maholias
President and Chief Executive Officer

Dated: October 19, 2005

AMENDMENT NO. 1 TO GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC.

OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN

THIS AMENDMENT NO. 1 TO THE GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC. OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN (the “Amendment”) is made as of the 28th day of December, 2007.

W I T N E S S E T H    T H A T:

WHEREAS, the Board of Directors and the shareholders of Gateway Financial Holdings of Florida, Inc. (the “Company”) have authorized, adopted and approved a Officers’ and Employees’ Stock Option Plan (the “Plan”); and

WHEREAS, the Company desires to amend the Plan in certain respects.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Defined Terms. All terms used in this Amendment which are defined in the Plan shall have the meanings specified in the Plan, unless specifically defined herein.

2. Amendment of Section 4.1. Section 4.1 of the Plan shall be amended to provide that, subject to adjustment pursuant to the provisions of Section 4.3 of the Plan, the number of shares of Stock which may be issued and sold under the Plan pursuant to Stock Option Agreements shall not exceed Five Hundred Thirty-Four Thousand Seven Hundred Seventy (534,770) shares.

3. Effect of Amendment. Except as expressly modified by this Amendment, the terms, covenants, and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by its officer thereunto duly authorized, all as of the date first above written.

GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC.

By:	/s/ David K. Maholias
David K. Maholias
President and Chief Executive Officer

AMENDMENT NO. 2 TO GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC.

OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN

THIS AMENDMENT NO. 2 TO THE GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC. OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN (the “Amendment”) is made as of the 28th day of April, 2011.

W I T N E S S E T H    T H A T:

WHEREAS, the Board of Directors and the shareholders of Gateway Financial Holdings of Florida, Inc. (the “Company”) have authorized, adopted and approved a Officers’ and Employees’ Stock Option Plan, as amended (the “Plan”); and

WHEREAS, the Company desires to amend the Plan in certain respects.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Defined Terms. All terms used in this Amendment which are defined in the Plan shall have the meanings specified in the Plan, unless specifically defined herein.

2. Amendment of Section 5.2. Section 5.2 of the Plan shall be amended by deleting such provision in its entirety and inserting the following in lieu thereof:

Section 5.2. Option Price. Subject to adjustment pursuant to the provisions of Section 4.3 hereof, the Option Price of each share of Stock subject to Option shall be the greater of the book value per share of Stock or the fair market value of the Stock on the date of grant. If the Stock is publicly held and actively traded in an established market on the date of grant, then the fair market value of the Stock on the date of grant shall be determined by the Board of Directors by any reasonable method using market quotations. If the Stock is not publicly held and actively traded in an established market on the date of grant, then the fair market value of the Stock on the date of grant shall be determined in good faith by the Board of Directors using any reasonable method (and the book value of such shares may be substituted for the fair market value). Notwithstanding the foregoing, at no time shall the exercise price be less than the fair market value of the shares on the date the Option is granted or the par value thereof as determined by the Board of Directors.

3. Amendment of Section 5.5(b). Section 5.5(b) of the Plan shall be amended by deleting such provision in its entirety and inserting the following in lieu thereof:

(a)

If an Optionee’s Service with the Company and its Subsidiaries shall be terminated for any reason other than for cause (as defined in Section 5.5(c) hereof) and other than the retirement after age sixty-five (65) or the disability (as defined in Section 5.5(e) hereof) or death of the Optionee, then the Optionee shall have the right to exercise the Optionee’s Options for a period of ninety (90) days after the date of such termination of Service and only to the extent such Options were exercisable on the termination of Service.

3. Effect of Amendment. Except as expressly modified by this Amendment, the terms, covenants, and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by its officer thereunto duly authorized, all as of the date first above written.

GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC.

By:	/s/ David K. Maholias
David K. Maholias
President and Chief Executive Officer

AMENDMENT NO. 3 TO GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC.

OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN

THIS AMENDMENT NO. 3 TO THE GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC. OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN (the “Amendment”) is made effective as of the 1st day of January, 2012.

W I T N E S S E T H    T H A T:

WHEREAS, the Board of Directors and the shareholders of Gateway Financial Holdings of Florida, Inc. (the “Company”) have authorized, adopted and approved a Officers’ and Employees’ Stock Option Plan, as amended (the “Plan”); and

WHEREAS, the Company desires to amend the Plan in certain respects.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Defined Terms. All terms used in this Amendment which are defined in the Plan shall have the meanings specified in the Plan, unless specifically defined herein.

2. Amendment of Section 5.5. Section 5.5 of the Plan shall be amended by deleting such provision in its entirety and inserting the following in lieu thereof:

5.5 Effect of Death, Disability, Retirement or Other Termination of Service.

(a)

If an Optionee’s Service with the Company and its Subsidiaries shall be terminated for “cause,” as defined in Section 5.5(b) hereof, then no Options held by such Optionee, which are unexercised in whole or in part, may be exercised on or after the date on which such Optionee is first notified in writing by the Company or its Subsidiaries of such termination for cause.

(b)

For purposes of this Section 5.5, termination for “cause” shall mean termination for the Optionee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, violation of any law, rule, or regulation (other than traffic violations or similar offenses), violation of any agreement or order with any Company regulatory agency, or failure by the Optionee to perform his stated duties.

(c)

If an Optionee’s Service with the Company and its Subsidiaries shall be terminated for any reason other than (i) for cause (as defined in Section 5.5(b) hereof), (ii) the death of the Optionee, (iii) the disability of the Optionee, (iv) by the Company or its Subsidiaries without cause (as defined in Section 5.5(b) hereof) (and where the Optionee has at least three years of service with the Company or its Subsidiaries prior to such termination), or (v) by the Company as a result of a Bank Subsidiary Merger (and where the Optionee has at least three years of Service with the Company or its Subsidiaries prior to the closing of such Bank Subsidiary Merger), then the Optionee or personal representative or administrator of the estate of the Optionee or the successor trustee of the Optionee’s trust containing dispositive provisions or the person or persons to whom an Option was granted shall have been validly transferred by the personal representative or administrator pursuant to the Optionee’s will or the laws of descent and distribution, as the case may be, shall have the right to exercise the Optionee’s Options for a period of ninety (90) days after the date of such termination of Service and only to the extent such Options were exercisable on the termination of Service.

(d)

If an Optionee’s Service with the Company and its Subsidiary shall be terminated by the Company (i) without cause (as defined in Section 5.5(b) hereof) and when at the time of such termination the Optionee has at least three years of Service with the Company or its Subsidiaries, or (ii) as a result of the merger of one or more of the subsidiary Banks of the Company with an into another subsidiary Bank of the Company (a “Bank Subsidiary Merger”) (and where the Optionee has at least three years of Service with the Company or its Subsidiaries prior to the closing of such Bank Subsidiary Merger), then the Optionee or personal representative or administrator of the estate of the Optionee or the successor trustee of the Optionee’s trust containing dispositive provisions or the person or persons to whom an Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee’s will or the laws of descent and distribution, as the case may be, shall have the right to exercise the Optionee’s Options for a period ending on the tenth anniversary of the date of grant of such Options (subject to Section 4.3 of the Plan) and to the extent of the full amount of shares subject to such Options (i.e., all Options will be deemed exercisable).

(e)

If an Optionee’s Service with the Company and its Subsidiaries shall be terminated by reason of the death or disability (as defined in Section 5.5(f) hereof) of the Optionee, then the Optionee or personal representative or administrator of the estate of the Optionee or the successor Trustee of the Optionee’s Trust containing dispositive provisions, or the person or persons to whom an Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee’s will or the laws of descent and distribution, as the case may be, shall have the right to exercise the Optionee’s Options for one year, and to the extent of the full amount of the shares subject to such Options (i.e., all Options will be deemed exercisable).

(f)

For purposes of this Section 5.5, the terms “disability” and “disabled” shall mean the inability of the Optionee by reason of illness or physical or mental disability to perform the employment duties required of the Optionee (as determined by the Company) for a period of 90 consecutive days.

(g)

No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

3. Effect of Amendment. The foregoing Amendment shall be effective as of January 1, 2012 and applicable to all Options outstanding as of that date and Options granted by the Company following that date. The foregoing Amendment is also subject to the approval by the shareholders of the Company on or before December 31, 2012. Except as expressly modified by this Amendment, the terms, covenants, and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by its officer thereunto duly authorized, all as of the date first above written.

GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC.

By:	/s/ David K. Maholias
David K. Maholias
President and Chief Executive Officer

AMENDMENT NO. 4 TO GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC.

OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN

THIS AMENDMENT NO. 4 TO THE GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC. OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN (the “Amendment”) is made effective as of the 28th day of May, 2015.

W I T N E S S E T H     T H A T:

WHEREAS, the Board of Directors and the shareholders of Gateway Financial Holdings of Florida, Inc. (the “Company”) have authorized, adopted and approved a Officers’ and Employees’ Stock Option Plan, as amended (the “Plan”); and

WHEREAS, the Company desires to amend the Plan in certain respects.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Defined Terms. All terms used in this Amendment which are defined in the Plan shall have the meanings specified in the Plan, unless specifically defined herein.

2. Amendment of Plan. Notwithstanding any other provisions of the Plan, the Board of Directors shall have the authority to annually review and determine if previously issued Options should be amended to extend the termination date of the Option from ten years to fifteen years, and apply the appropriate expense of such Option extension in the year the Option is amended. Any such extension of an Option also will convert the Option from an incentive stock option to a non-qualified stock option. This amendment is not intended to amend any other provisions of the Plan, including Sections 4.3 and 5.5 thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by its officer thereunto duly authorized, all as of the date first above written.

GATEWAY FINANCIAL HOLDINGS OF FLORIDA, INC.

By:	/s/ David K. Maholias
David K. Maholias
President and Chief Executive Officer